Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-200831

BAILLIE GIFFORD FUNDS

Baillie Gifford International Concentrated Growth Equities Fund

Baillie Gifford Long Term Global Growth Fund

Supplement dated May 11, 2026, to the Funds’ Prospectus and Statement of Additional Information dated April 30, 2026

As previously communicated to shareholders of Baillie Gifford International Concentrated Growth Equities Fund and Baillie Gifford Long Term Global Growth Fund (together, the “Funds”), each Fund will be converted to an exchange-traded fund (an “ETF”) through a reorganization (together, the “Reorganizations”) with and into a newly-organized series of Baillie Gifford ETF Trust (each, an “Acquiring Fund”). Following the Reorganizations, the surviving entity in each case will have an identical name, except the word “Fund” will be replaced by “ETF” and the word “equities” will be deleted in the case of Baillie Gifford International Concentrated Growth Equities Fund. The Reorganizations are expected to close on or around June 1, 2026.

For more details regarding the Reorganizations, shareholders of each Fund should refer to the Prospectus/Proxy Statement filed by the Acquiring Funds on Form N-14, including the Agreement and Plan of Reorganization, as may be amended and restated from time to time and filed on Form POS EX.

Shareholders of each Fund are reminded of the following upcoming events in connection with the Reorganizations. The dates set forth below are estimates based on current expectations, but are subject to change without further notice as the operational steps of the Reorganizations progress:

•	The Funds expect to close to new purchases on or about May 14, 2026.

•	On or about May 15, 2026, each class of shares of the Funds, other than Class K, will be converted into Class K shares with the same aggregate net asset value.

•	In order to receive shares of an Acquiring Fund as part of a Reorganization, Fund shareholders must hold their shares in a brokerage account that can receive and hold shares of an ETF. If a Fund shareholder does not currently have such an account, they should open one by May 18, 2026, otherwise their position will be liquidated on or about May 19, 2026 and they will receive a cash distribution equal in value to the net asset value of their Fund shares less any fees and expenses their intermediary may charge.

•	On or about May 20, 2026, Baillie Gifford International Concentrated Growth Equities Fund will effect a reverse stock split so that the value of each share of the Fund immediately prior to the Reorganization will correspond to approximately the initial per-share net asset value of Baillie Gifford International Concentrated Growth ETF shares to be issued.

•	Fund shareholders are encouraged to redeem their shares before the close of trading on the NYSE (usually 4:00 p.m. Eastern time or the time trading closes on the NYSE, whichever is earlier) on May 27, 2026. Any shares not redeemed before such time will be exchanged for shares of the corresponding Acquiring Fund on or about June 1, 2026. After such time, Fund shareholders wishing to sell their shares of the Acquiring Fund must do so on an exchange using their brokerage account.

•	The Funds will redeem any fractional shares held by shareholders at net asset value on or about May 28, 2026. Such redemption will result in a cash payment, which will be a taxable sale of shares for shareholders who hold fractional shares in a taxable account. Shareholders should consult their tax advisors to determine the effect of the redemption of fractional shares.

•	On or about June 1, 2026, (1) the assets of each Fund will be acquired by the corresponding Acquiring Fund and the liabilities of each Fund will be assumed by the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Fund being acquired; and (2) the shares of the Acquiring Fund received by the applicable Fund in the exchange will then be distributed pro rata to shareholders of that Fund, at which point the shareholders of the applicable Fund will become shareholders of the corresponding Acquiring Fund and will no longer be shareholders of the Fund. After the shares of the Acquiring Fund are distributed to the applicable Fund’s shareholders, that Fund will be completely liquidated.

This communication is intended for shareholders of the Funds as they consider their shareholdings prior to the Reorganizations.

***

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information and should be read in conjunction with those documents.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

2